Form of Letter of Transmittal

Exhibit 99.1

LETTER OF TRANSMITTAL

Valeant Pharmaceuticals International

offer for all outstanding

7.0% Senior Notes due 2011
in exchange for
7.0% Senior Notes due 2011
which have been registered under
the Securities Act of 1933, as amended,
pursuant to the prospectus dated                             , 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                         , 2004, UNLESS EXTENDED (SUCH TIME AND DATE, AS SO EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

The exchange agent for the exchange offer is:

The Bank of New York

For all forms of delivery:

The Bank of New York

Corporate Trust Operations
Reorganization Unit
101 Barclay Street, 7 East
New York, NY 10286
Attention: Ms. Diane Amoroso

Facsimile: (212) 298-1915

For confirmation, call: (212) 815-3738

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS INDICATED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The prospectus of Valeant Pharmaceuticals International, a Delaware corporation (the “Issuer”), dated                     , 2004, as the same may be amended or supplemented from time to time (the “Prospectus”), and this letter of transmittal, together constitute the Issuer’s offer, referred to as the exchange offer, to exchange an aggregate principal amount of up to $300,000,000 of the Issuer’s 7.0% Senior Notes due 2011, which have been registered under the Securities Act of 1933, as amended (the “New Notes”), for a like principal amount of the Issuer’s issued and outstanding 7.0% Senior Notes due 2011 (the “Old Notes”). Capitalized terms used but not defined in this letter of transmittal shall have the same meaning given to them in the Prospectus, as it may be amended or supplemented.

      This letter of transmittal is to be completed by a holder of Old Notes if either (a) a tender of Old Notes is to be made by book-entry transfer to the account of the exchange agent at The Depository Trust Company (“DTC”), pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes” and an agent’s message, as defined below, is not delivered or (b) certificates for such Old Notes are to be forwarded herewith. Certificates or book-entry confirmation of the transfer of Old Notes into the exchange agent’s account at DTC, as well as this letter of transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. In connection with any tender of Old Notes by book-entry transfer, an agent’s message may be delivered as part of the book-entry confirmation in lieu of this letter of transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Old Notes into the exchange agent’s account at DTC. The term “agent’s message” means a message transmitted to the exchange agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the letter of transmittal and that the Issuer may enforce the letter of transmittal against such holder.

      If Old Notes are tendered pursuant to book-entry procedures, the exchange agent must receive, no later than 5:00 p.m., New York City time, on the expiration date, book-entry confirmation of the tender of the Old Notes into the exchange agent’s account at DTC, along with a completed letter of transmittal or an agent’s message.

      By crediting the Old Notes to the exchange agent’s account at DTC and by complying with the applicable procedures of DTC’s Automated Tender Offer Program, or ATOP, with respect to the tender of the Old Notes, including by the transmission of an agent’s message, the holder of Old Notes acknowledges and agrees to be bound by the terms of this letter of transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this letter of transmittal as being applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed and transmitted this letter of transmittal to the exchange agent.

      Holders of Old Notes whose certificates for such Old Notes are not immediately available or who are unlikely to be able to deliver all required documents to the exchange agent on or prior to the expiration date or who cannot complete a book-entry transfer on a timely basis may tender their Old Notes according to the guaranteed delivery procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes — Guaranteed Delivery.”

      DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The undersigned has completed the appropriate boxes below and signed this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

      List below the Old Notes to which this letter of transmittal relates. The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed below, if they are not already set forth below, as they appear on the certificates representing such Old Notes. The certificate number(s) and the principal amount of Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes below. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate, signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED

If Blank, please print Name and
Address of Registered Holder	Old Notes Tendered (Attach Additional List of Notes)

Principal Amount
of Old Notes
	Certificate	Principal Amount	Tendered (If Less
	Number(s)*	of Old Notes	Than All)**

Total Amount Tendered:

* Need not be completed by book-entry holders.
** Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes held by such holder indicated in the corresponding column to the left of this column.

      BOXES BELOW ARE TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account No.:

Transaction Code No.

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

      IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

DTC Account No.:

Transaction Code No.

☐	CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*

Name:

Address:

      * You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the number required in the following space:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above, upon the terms and subject to the conditions of the exchange offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the exchange offer, including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Old Notes.

      The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact, with full knowledge that the exchange agent is also acting as agent of the Issuer in connection with the exchange offer and as trustee under the indenture governing the Old Notes and the New Notes, with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Old Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Issuer upon receipt by the exchange agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Old Notes, (2) present certificates for such Old Notes for transfer and to transfer the Old Notes on the books of the Issuer and (3) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the exchange offer.

      The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, (2) the Issuer will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by the Issuer or the exchange agent to complete the exchange, sale, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees to all of the terms and conditions of the exchange offer.

      The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering Old Notes” in the Prospectus and in the instructions accompanying this letter of transmittal will, upon the Issuer’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the exchange offer and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes tendered hereby.

      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned’s signature. The undersigned recognizes that the Issuer has no obligation pursuant to “Special Delivery Instructions” to transfer any Old Notes from a registered holder thereof if the Issuer does not accept for exchange any of the principal amount of such Old Notes so tendered.

      By tendering Old Notes and executing this letter of transmittal, the undersigned hereby represents and agrees that it:

•	is not an “affiliate,” as defined under the Securities Act of 1933, or the Securities Act, of the Issuer;

•	acquired the New Notes in its ordinary course of business;

•	is not engaged in, does not intend to engage in and has no arrangement or understanding with any person to participate in a “distribution,” as defined under the Securities Act, of the New Notes; and

•	is not acting on behalf of any person who could not truthfully make the foregoing representations.

      If any of the above conditions is not satisfied or the undersigned acquired its old notes to be exchanged for new notes in the exchange offer directly from the Issuer or any affiliate thereof, it must acknowledge and agree that it:

•	may not, under the Securities and Exchange Commission, or the SEC, policy as in effect on July 1, 2003, rely on the position of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC’s letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters; and

•	must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K.

      Any broker-dealer that receives New Notes for its own account in exchange for Old Notes may be deemed to be an “underwriter” within the meaning of the Securities Act. Each broker-dealer that receives New Notes for its own account in exchange for Old Notes represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities (and not acquired directly from the Issuer or any of its affiliates) and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of the New Notes; however, by so acknowledging and by delivering a prospectus, the participating broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

      The Issuer has agreed that, upon receiving prior written notice from a participating broker-dealer, during the period ending on the earlier of (1) 270 days from the effective date of the exchange offer registration statement relating to the New Notes, subject to extension in limited circumstances, and (2) the date on which participating broker-dealers are no longer required to deliver a prospectus in connection with any resale of New Notes, it will use commercially reasonable efforts to keep such exchange offer registration statement effective to the extent necessary to ensure that the prospectus included in the exchange offer registration statement is available for sales of the New Notes by participating broker-dealers.

      All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this letter of transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under “The Exchange Offer — Withdrawal Rights,” this tender is irrevocable.

      The undersigned, by completing the box entitled “Description of Old Notes” above and signing this letter of transmittal, will be deemed to have tendered the Old Notes as set forth in such box.

HOLDER(S) SIGN HERE

(SEE INSTRUCTIONS 2 AND 7)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

Must be signed by registered holder(s) exactly as name(s) appear on Certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuer or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 7.

(SIGNATURE(S) OF HOLDER(S))

Signature(s):	Dated: ______________________________ , 2004

Name(s):

(Please Print)

Address:

(Include Zip Code)

Area Code and Telephone Number:

TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER(S)

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTION 2)

Authorized Signature:

Name:

(Please Print)

Date: ______________________________ , 2004

Capacity or Title:

Name of Firm:

Address:

(Include Zip Code)

Area Code and Telephone Number:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 2, 5, 8 AND 14)

      To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue New Notes to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 2, 6, 8 AND 14)

      To be completed ONLY if the New Notes are to be delivered to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail New Notes to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

      1.     Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This letter of transmittal is to be completed by a holder of Old Notes to tender such holder’s Old Notes if either (a) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The Exchange Offer — Procedures for Tendering Old Notes” in the Prospectus and an agent’s message, as defined on page 2 hereof, is not delivered or (b) certificates are to be forwarded herewith. Certificates or book-entry confirmation of transfer of Old Notes into the exchange agent’s account at DTC, as well as this letter of transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. If the tender of Old Notes is effected in accordance with applicable ATOP procedures for book-entry transfer, an agent’s message may be transmitted to the exchange agent in lieu of an executed letter of transmittal. Old Notes may be tendered in whole or in part in integral multiples of $1,000.

      For purposes of the exchange offer, the term “holder” includes any participant in DTC named in a securities position listing as a holder of Old Notes. Only a holder of record may tender Old Notes in the exchange offer. Any beneficial owner of Old Notes who wishes to tender some or all of such Old Notes should arrange with DTC, a DTC participant or the record owner of such Old Notes to execute and deliver this letter of transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 7.

      Holders who wish to tender their Old Notes and (i) whose certificates for the Old Notes are not immediately available or for whom all required documents are unlikely to reach the exchange agent on or prior to the expiration date; or (ii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering Old Notes — Guaranteed Delivery” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by the Issuer, must be received by the exchange agent on or prior to the expiration date; and (iii) the certificates for the Old Notes, or a book-entry confirmation, together with a properly completed and duly executed letter of transmittal, or an agent’s message in lieu thereof, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery for all such tendered Old Notes, all as provided in “The Exchange Offer — Procedures for Tendering Old Notes — Guaranteed Delivery” in the Prospectus.

      The notice of guaranteed delivery may be delivered by hand, facsimile (for eligible institutions only), mail or overnight delivery service to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in such notice of guaranteed delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery on or prior to the expiration date. As used herein, “eligible institution” means a firm or other entity which is identified as an “Eligible Guarantor Institution” in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.

      The method of delivery of certificates for the Old Notes, this letter of transmittal and all other required documents is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No letters of transmittal or Old Notes should be sent to the Issuer. Delivery is complete when the exchange agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the exchange agent.

      The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal or by causing the transmission of an agent’s message, waives any right to receive any notice of the acceptance of such tender.

      2.     Guarantee of Signatures. No signature guarantee on this letter of transmittal is required if:

a. this letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

b. such Old Notes are tendered for the account of a firm that is an eligible institution.

      In all other cases, an eligible institution must guarantee the signature(s) on this letter of transmittal. See Instruction 7.

      3.     Inadequate Space. If the space provided in the box captioned “Description of Old Notes” is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate, signed schedule which is attached to this letter of transmittal.

      4.     Partial Tenders (not applicable to holders who tender by book-entry transfer). If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the “Principal Amount Tendered” column of the box entitled “Description of Old Notes” on page 3 of this letter of transmittal. In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Old Notes as promptly as practicable after the expiration date. All Old Notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. Tender of Old Notes will be accepted only in integral multiples of $1,000.

      5.     Withdrawal Rights. Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective, a written notice of withdrawal must be timely received by the exchange agent at its address set forth above and in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person that tendered the Old Notes to be withdrawn; identify the Old Notes to be withdrawn, including the total principal amount of Old Notes to be withdrawn; and, where certificates for Old Notes are transmitted, the name of the registered holder of the Old Notes, if different from that of the person withdrawing such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the exchange agent, then the tendering holder must submit the serial numbers of the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution, except in the case of Old Notes tendered for the account of an eligible institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and the notice of withdrawal must be delivered to the exchange agent. Withdrawals of tenders of Old Notes may not be rescinded; however, Old Notes properly withdrawn may again be tendered at any time on or prior to the expiration date by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes.”

      All questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices will be determined by the Issuer, in its sole discretion, which determination of such questions as well as its interpretation of the terms and conditions of the exchange offer (including this letter of transmittal) will be final and binding on all parties. None of the Issuer, any of its affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will any of them be liable for failing to give any such notice.

      Withdrawn Old Notes will be returned to the holder after withdrawal. Old Notes tendered by book-entry transfer through DTC that are withdrawn will be credited to an account maintained with DTC. The Old Notes will be returned or credited to the account maintained at DTC as promptly as practicable after withdrawal. Any Old Notes which have been tendered for exchange but which are withdrawn will be returned to the holder thereof without cost to such holder.

      6.     Return of Unexchanged Old Notes. If any tendered Old Notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Notes will be returned, or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC, without expense to the tendering holder, as promptly as practicable following the expiration or termination of the exchange offer.

      7.     Signatures on Letter of Transmittal, Assignments and Endorsements. If this letter of transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

      If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

      If any tendered Old Notes are registered in different name(s) on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.

      If this letter of transmittal or any certificates, endorsements, bond powers, powers of attorney or any other document required by this letter of transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of each such person’s authority so to act.

      When this letter of transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate instruments of transfer or exchange are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or instruments of transfer or exchange must be guaranteed by an eligible institution.

      If this letter of transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the trustee under the indenture for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution.

      8.     Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this letter of transmittal, or if New Notes are to be sent to someone other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may instruct that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Old Notes not exchanged will be returned by mail to the address of the signer of this letter of transmittal or, if the Old Notes not exchanged were tendered by book-entry transfer, such Old Notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.

      9.     Irregularities. All questions regarding the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes will be determined by the Issuer, in its sole discretion, which determination of such questions as well as its interpretation of the terms and conditions of the exchange offer will be final and binding on all parties. The Issuer reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the exchange offer set forth in the Prospectus under “The Exchange Offer — Conditions to the Exchange Offer” or any condition or irregularity in any tender of Old Notes by any holder, whether or not the Issuer waived similar conditions or irregularities in the case of other holders. A tender of Old Notes is invalid until all defects and irregularities have been cured or waived. None of the Issuer, any of its affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will any of them be liable for failing to give any such notice.

      10.     Questions, Requests for Assistance and Additional Copies. Questions regarding the procedure for tendering Old Notes and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this letter of transmittal. Additional copies of the Prospectus, the letter of transmittal, the notice of guaranteed delivery and Forms W-8 (as defined in Instruction 16) may be obtained from the exchange agent at the address and telephone/ facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.

      11.     Waiver of Conditions. The Issuer reserves the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.

      12.     No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this letter of transmittal, shall waive any right to receive notice of the acceptance of Old Notes for exchange.

      None of the Issuer, any of its affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any defect or irregularity with respect to any tender of Old Notes, nor will any of them incur any liability for failing to give any such notice.

      13.     Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Old Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

      14.     Security Transfer Taxes. Except as provided below, holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, (i) New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered or (ii) a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder or such other person. The amount of any transfer taxes payable by a holder or other person will be deducted from the New Notes unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

      Except as provided in this Instruction 14, it is not necessary for transfer tax stamps to be affixed to the Old Notes specified in this letter of transmittal.

      15.     Incorporation of Letter of Transmittal. This letter of transmittal shall be deemed to be incorporated in any tender of Old Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this letter of transmittal on behalf of itself and the beneficial owners of any Old Notes so tendered.

      16.     Backup Withholding; Tax Identification Number; Purpose of Form W-9. To prevent backup withholding on payments of interest on the New Notes, each tendering U.S. Holder (as defined below) must either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the substitute IRS Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the U.S. Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide your TIN to the exchange agent, backup withholding may begin and continue until you furnish your TIN. If you do not provide the exchange agent with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the Internal Revenue Services (the “IRS”), and payments made with respect to the New Notes may be subject to backup withholding at a current rate of 28%. If withholding results in an overpayment of taxes, a refund may be obtained.

      Certain holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed copy of the IRS Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Instructions to Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should complete and return the Substitute Form W-9 and check the “Exempt” box on its face. Foreign persons cannot submit a Substitute Form W-9, but may qualify as exempt recipients by submitting to the exchange agent a properly completed IRS Form W-8BEN, certifying under penalty of perjury to the person’s foreign status. Such forms may be obtained from the exchange agent.

      For the purposes of these instructions, a “U.S. Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) or partnership created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

      See the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional information and instructions.

REQUESTER’S NAME: THE BANK OF NEW YORK

SUBSTITUTE FORM W-9	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE “APPLIED FOR” AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number ☐ Exempt

Department of the Treasury, Internal Revenue Service (IRS) Payer’s Request for Taxpayer Identification Number (TIN) Please fill in your name and address below. Name

PAR -------------------------- Address (number and street) City, State and Zip Code	T 2 — CERTIFICATION — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (as defined for U.S. federal income tax purposes).
CERTIFICATION INSTRUCTIONS — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.”
	Signature:	Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE, AS WELL AS FUTURE INTEREST PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR” ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature:                                             Date:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER

ON SUBSTITUTE FORM W-9

What Name and Number to Give the Requester

Name

If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole Proprietor — You must enter your individual name as shown on your Social Security card. You may enter your business, trade or “doing business as” name on the business name line.

Limited Liability Company (LLC) — If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations §301.7701-3, enter the owner’s name. Enter the LLC’s name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other Entities — Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or “doing business as” name on the business name line.

Taxpayer Identification Number (TIN)

You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations §301.7701-3, and are owned by an individual, enter the owner’s Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s employer identification number. See the chart below for further clarification of name and TIN combinations.

Social Security numbers (SSN’s) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN’s) have nine digits separated by only one hyphen: i.e. 00-0000000.

The table below will help determine the number to give the requester.

For this type of account:		Give Name and TIN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

For this type of account:		Give Name and TIN of:

5.	Sole proprietorship	The owner
6.	A valid trust, estate, or pension trust	Legal entity(4)
7.	Corporation	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s Social Security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your Social Security number or employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:   If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

How to Get a TIN

If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

If you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form (including the Certificate of Awaiting Taxpayer Identification Number), and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

Note:   Writing “Applied For” means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding

Payees Exempt From Backup Withholding

Individuals (including sole proprietors and LLCs disregarded as entities separate from their individual owners) are NOT automatically exempt from backup withholding.

For interest, the following payees are generally exempt from backup withholding:

1)	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

2)	The United States or any of its agencies or instrumentalities.

3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

5)	An international organization or any of its agencies or instrumentalities.

6)	A corporation.

7)	A foreign bank of central issue.

8)	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

9)	A real estate investment trust.

10)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

11)	A common trust fund operated by a bank under section 584(a) of the Code.

12)	A financial institution (as defined for purposes of section 3406 of the Code).

13)	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

14)	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

For broker transactions, persons listed in items 1-12, above, as well the persons listed in items 15-16, below, are exempt from backup withholding.

15)	A futures commission merchant registered with the Commodity Futures Trading Commission.

16)	A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part 1, write “Exempt” in Part 2, and sign and date the form and return it to the requester.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8BEN.

Privacy Act Notice. — Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX

CONSULTANT OR THE INTERNAL REVENUE SERVICE